UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2022

Capital CIty Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (850) 402-7821

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 25, 2022, Capital City Bank Group, Inc. (“CCBG”) announced the following:

1.	Effective December 31, 2022, J. Kimbrough Davis will retire from his position as Executive Vice President and Chief Financial Officer after 41 years of distinguished service with the company.

2.	On August 25, 2022, to be effective January 1, 2023, Jep Larkin was appointed to succeed Mr. Davis as the new Executive Vice President and Chief Financial Officer.

Mr. Larkin, 58, joined Capital City in 1986 and has worked closely with our CFO throughout his career. He is currently the Senior Vice President and Controller of CCBG and a member of the Senior Management Committee. After serving in various credit roles early in his career and leading CCBG’s Internal Audit Division from 1992 to 2002, he was appointed Controller of our bank subsidiary, Capital City Bank, where he served until 2021. In addition to his role as Controller, Mr. Larkin has served in various leadership roles. He has responsibility for the financial performance group within the Strategic Planning Committee, chairs the Market Risk Oversight Committee and serves as a member of the Asset/Liability Committee. He assists managers in the evaluation and financial analysis of business line initiatives and acquisitions, and oversees the integration of accounting and financial reporting for the company’s merger and acquisition activity. Mr. Larkin is a Certified Public Accountant licensed in Florida and Georgia. He holds undergraduate and graduate degrees (M.B.A. – Finance Specialization) from Florida State University and is a graduate of the Stonier School of Banking.

Other than standard compensation arrangements, there are no arrangements or understandings between Mr. Larkin and any other person pursuant to which Mr. Larkin was selected as Chief Financial Officer. Mr. Larkin has no family relationships with any of the executive officers or directors of CCB.G and is not a party to any transaction with CCBG that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the retirement of Mr. Davis and the appointment of Mr. Larkin as Executive Vice President and Chief Financial Officer is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated August 25, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:	August 25, 2022	By:	/s/ William G. Smith, Jr.
William G. Smith, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 25, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.